UNITED STATES
SECURITIES & EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14–A
(RULE 14A–101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Haber, Inc.

1009 Avenue C
Suite #6
Bayonne, N.J. 07002

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders of HABER, Inc. The special meeting will be held on February 16, 2005, at 2:00 p.m., local time, at the Westin Hotel at 70 Third Avenue in Waltham, Mass.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage– paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

We hope to see you at the meeting.

Sincerely,

Albert B.Conti
President and Chief Operating Officer
December 27, 2004

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF HABER, INC.
TO BE HELD FEBRUARY 16, 2005

Pursuant to a vote of the Board of Directors of Haber, Inc.["the Company"],

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of the "Company" will be held on February 16, 2005, at 2:00 p.m., local time, at the Westin Hotel at 70 Third Avenue in Waltham, Mass. To consider and act upon the following matter as more fully described in the following material;

1.       To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company, par value $0.01 per share to 200,000,000 and;

2.        To consider any other matters that may properly come before the Special Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on January 4, 2005, as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Special Meeting at the business offices of–the Company, located at 58 Medford Street, Arlington, Mass. 02474

IMPORTANT

You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return/the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

By Order of the Board of Directors,

Albert B.Conti
President and Chief Operating Officer
December 27, 2004

TABLE OF CONTENTS

Page #
ABOUT THE MEETING
1
What is the purpose of the special meeting?
1
Who is entitled to vote?
1
Who can attend the special meeting?
1
What constitutes a quorum?
1
How do I vote?
2
What if I do not specify how my shares are to be voted?
2
Can I change my vote after I return my proxy card?
2
What are the Board's recommendations?
2
What vote is required to approve each item?
2
STOCK OWNERSHIP
3
Beneficial Owners
3
Other matters and additional information
4
PROPOSAL 1 AMENDMENT TO THE ARTICLES OF INCORPORATION
5
PROXY FORM
6

Haber, Inc.

1009 Avenue C
Suite #6
Bayonne, N.J. 07002

PROXY STATEMENT

This proxy statement contains information related to the special meeting of shareholders of Haber,Inc., to be held on February 16, 2005, at 2:00 p., local time, at the Westin Hotel at 70 Third Avenue ,Waltham Mass. and any postponements or adjournments thereof. The Company is making this proxy solicitation.

ABOUT THE MEETING

What is the purpose of the special meeting?

At the Company's special meeting, shareholders will act upon the matter outlined in the notice of meeting on the cover page of this proxy statement, including the approval of an amendment to the Company's Articles of Incorporation to increase the authorized common stock of the Company to 200,000,000 shares. In addition, the Company's management will report on recent events and performance of the Company and respond to questions from shareholders.

Who is entitled to vote?

Only shareholders of record on the close of business on the record date, January 4, 2005, are entitled to receive notice of the special meeting and to vote the shares of stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common and series A preferred stock vote together as a single class. See "Description of Capital Stock."

Description of Capital Stock	Number of Votes
Common Stock
One Vote Per Share
Preferred Stock
One Vote Per Share

Who can attend the special meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Admission to the meeting will be on a first–come, first–serve basis. Registration will begin at 12:00 p.m., and seating will begin at 12:30 p.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common and series A preferred stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of December 1, 2004, 139,447,064 shares of common stock and 143,308 shares of series A preferred stock of the Company were issued and outstanding. As such, holders of at least 69,795,187 shares (i.e. a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. These figures will be updated as of the record date [January 4, 2005] and the majority requirement will be recalculated.

Proxies received but marked as abstentions and broker non–votes will be included in the calculation of the number of shares considered to be present at the meeting.

Page 1.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

For the approval of an amendment to the Company's Articles of Incorporation to increase the authorized common stock of the Company to 200,000,000 shares.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

INCREASE IN AUTHORIZED SHARES.

For the approval of an amendment to the Company's Articles of Incorporation increase the authorized common stock of the Company to 200,000,000 shares and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding shares, as of the record date, will be require for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of negative vote.

Page 2.

STOCK OWNERSHIP

Beneficial Owners

The following table presents certain information regarding the beneficial ownership of all shares of common stock on December 1, 2004 for each executive officer and director of our Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our common stock. The percentage ownership shown in such table is based upon the 139,447,064 common shares issued and outstanding at December 1, 2004 and ownership by these persons of options or warrants exercisable within 60 days of such date. Unless otherwise indicated, each person has sole voting and investment power over such shares.

Name and Address of Beneficial Owner	Numbers of Commons Shares Owned	Percent Owned

NORMAN HABER CHAIRMAN of the BOARD and CHIEF EXECUTIVE OFFICER 4949 N.A1A HIGHWAY UNIT NO. 114 NORTH HUTCHINSON ISLAND,FT. PIERCE,FL.34949	3,462,298	2.48%

ALBERT B. CONTI DIRECTOR , PRESIDENT and CHIEF OPERATING OFFICER 4 PINE RIDGE ROAD STONEHAM,MASS.02180	9,935,497	7.13%

PETER R. D'ANGELO DIRECTOR,EXECUTIVE VICE PRESIDENT and CHIEF FINANCIAL OFFICER 8 SAN JOSE TERRACE STONEHAM,MASS.02180	10,109,848	7.25%

PETER G. TOBIA DIRECTOR 118 SHORE DRIVE BRICK,NEW JERSEY 08723	2,012,000	1.44%

All Directors and Executive Officers as a Group (four (4) persons)	25,519,643	18.30%

Applicable percentage of ownership is based on 139,447,064 shares of common stock outstanding as of December 1, 2004. None of the above named directors\officers hold any warrants or options.

Warrants, Options,andTreasury Stock

As of December 1, 2004, there are 500,000 warrants outstanding which expire in 2000 and115,137 shares of treasury stock. There are no options outstanding.

Transfer Agent

The transfer agent for the common stock is Continental Stock Transfer and Trust Company of New York, NY and its telephone number is 212-509–4000

Page 3.

Other Matters

As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Additional Information

Proxy Solicitation Costs. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

By Order of the Board of Directors

Albert B.Conti
President and Chief Operating Officer
December 27, 2004

Page 4.

PROPOSAL 1– –AMENDMENT TO THE ARTICLES OF INCORPORATION

Our Company's Board of Directors proposes an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock ,par value $0.01 per share, from 150,000,000 to 200,000,000 shares.Our Company desires to increase its authorized common stock because [i] management believes that the Company needs additional common stock available to pursue strategic investment and technology partners and to facilitate possible future acquisitions and because [ii] the Company will continue to fund its working capital requirements through the issuance of common stock

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unamimously recommends a vote "FOR" the approval of an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share,from 150,000,000 to 200,000,000 shares

Page 5.

Haber Inc.
Proxy Form

Please return this proxy card in the enclosed self–addressed, postage–paid envelope
The Board of Directors recommends a vote "For" proposal 1 .

The undersigned hereby appoints Daniel Dajie, Vice President of Commercial Development, and Henry Rosenberg , Vice President of Research and Development, or either of them, with full power of substitution as proxies to vote all shares of Haber, Inc. stock that the undersigned is entitled to vote at the Special Meeting of Haber, Inc to be held at 2:00 p. m. on February 16, 2005 at the Westin Hotel at 70 Third Avenue in Waltham, Mass This proxy authorizes each of them to vote at his discretion on any other matter that may come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be vote FOR item 1

Proposal to be voted upon at the Special Meeting:

1.       Amend the certificate of incorporation of Haber, Inc. to increase the number of authorized shares of common stock of the Company to 200,000,000.

For	Against	Abstain
[ ]	[ ]	[ ]

Shareholders Sign Here	Shareholders Sign Here

Print Name:	Print Name:
Date:	Date:
Number of shares owned:
Class of Shares:	[ ] Common	[ ] Series A Preferred

This proxy must be signed exactly as the name as that in which the shares are held. When shares are held jointly, each holder should sign. When signing as attorney, executor administrator, trustee of guardian, give full title. If signer is a corporation, please sign corporate name by duly authorized officer, signing as such. If signed as a partnership, please sign in partnership name by authorized person.

Page 6.